Neuberger Berman Income Funds®

Supplement to the Prospectuses dated February 28, 2009, as amended and/or supplemented

Neuberger Berman Core Bond Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Strategic Income Fund

Institutional Class

All references in the prospectuses regarding eligible investors are deleted and the following paragraph supersedes all such references:

Institutional Class shares are available for purchase exclusively by (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where shares are held on the books of a Fund through omnibus accounts (either at the plan level or at the level of the investment provider), (ii) banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with Neuberger Berman Management LLC or an affiliate, purchasing shares on behalf of clients participating in fixed or asset-based fee programs, (iii) institutional investors, if approved by Neuberger Berman Management LLC, or (iv) accounts or funds managed by Neuberger Berman Management LLC or an affiliate (including the funds in the Neuberger Berman family of funds).

The date of this supplement is July 1, 2009.

NEUBERGER BERMAN
Neuberger Berman Management LLC

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New York, NY 10158-0180

Shareholder Services
800.877.9700

Institutional Services

800.366.6264
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